Contingencies	9 Months Ended
Mar. 31, 2022
Contingencies
Contingencies
26	Contingencies
(a)	The commitment of tax payments

On October 13, 2020, Mingyou Industrial Investment (Guangzhou) Limited (“Mingyou”), being a subsidiary of the Group’s equity-accounted investee prior to October 27, 2021 and a subsidiary of the Group since October 27, 2021, was set up to acquire the land use right of a parcel of land and to establish a new headquarters building for the Group in a district in Guangzhou, the PRC. In connection with the acquisition of the land use right and the construction of new headquarter building by Mingyou, on November 26, 2020, MINISO (Guangzhou) Co., Ltd. (“MINISO Guangzhou”) entered into a letter of intent (“the Letter”) with the local government of that district, whereby MINISO Guangzhou committed to the local government that the aggregate amount of tax levies paid by the subsidiaries of MINISO Guangzhou in that district and Mingyou would be no less than RMB965,000,000 for a five-year period starting from January 1, 2021. If the above entities fail to meet such commitment, MINISO Guangzhou will be liable to compensate the shortfall. On January 25, 2021, MINISO Guangzhou provided a performance guarantee of RMB160,000,000 issued by a commercial bank to this local government in respect of the commitment of tax payments for the calendar year of 2021, which was valid from April 1, 2021 to March 31, 2022.

The above entities have met the commitment for the calendar year of 2021 and therefore MINISO Guangzhou is not required to make any compensation to the local government under the above performance guarantee. As of March 31, 2022, the performance guarantee has expired. Subsequently in April 2022, MINISO Guangzhou provided a performance guarantee of RMB175,000,000 issued by a commercial bank to this local government in respect of the commitment of tax payments for the calendar year of 2022, which was valid from April 1, 2022 to March 31, 2023.

(b)	Lawsuit regarding employees’ compensation dispute

During the year ended June 30, 2020, certain former employees (“Plaintiffs”) of our oversea subsidiaries in the U.S. filed a complaint regarding employees’ compensation dispute. In response to this matter, the Group involved a representative attorney to process settlement discussions with the Plaintiffs. As of December 31, 2021, a provision amounting to USD1,250,000 (equivalent to RMB8,090,000) was made in this respect based on the expected settlement amount.

As of March 31, 2022, the Plaintiffs have reached a settlement agreement with the Group for USD1,250,000 (equivalent to RMB8,090,000), which is subject to court approval.

(c)	Lawsuit relating to intellectual property (“IP”) dispute

During the three months ended March 31, 2022, Ruimin Industry (Shanghai) Co., Ltd. initiated two legal proceedings against a PRC subsidiary of the Group and two of the Group’s suppliers relating to IP dispute. The total amount claimed against us was RMB50 million. Based on the Group’s litigation counsels’ assessment, the subsidiary has a low probability of losing in these two cases, and (b) even if the subsidiary was to lose these two cases, the total compensation amount ordered by the courts is expected to be immaterial and much lower than the total amount claimed. Therefore, no provision were made in respect of these two claims as of March 31, 2022.